COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15:- COMMITMENTS AND CONTINGENCIES

a.         Royalties:

1.       In June 2004, the Company entered into an agreement effective from December 1, 2003 until December 1, 2021, for using the know-how of Tensor Technologies LLC ("Tensor"). For the usage of the know-how, the Company is obligated to pay royalties, at a rate of 4.5%, on sales of certain products to its distributors and subsidiaries.

Royalty expenses amounting to $933, $660 and $1,163 for the years ended December 31, 2014, 2013 and 2012, respectively, were recorded as part of cost of revenues.

2.       In August 2005, Candela entered into an agreement with the Regents of the University of California ("Regents") for exclusive license rights to the Dynamic Cooling Device ("DCD"), subject to certain limited license rights of CoolTouch, Inc. ("Cool Touch"), in the following fields of use: procedures that involve skin resurfacing and rejuvenation, vascular skin lesions, and laser hair removal. CoolTouch, a subsidiary of New Star Technology, Inc., obtained a license to the DCD on a co-exclusive basis with the Company, in certain narrower fields of use.

Candela's agreement with the Regents called for an annual license fee, for calendar years up to 2015 of $300. The multi-year annual fee of $300 was paid to the Regents in a lump sum of $3,000 and is being amortized over the remaining life of the patent agreement, which as of December 31, 2014 was approximately a half year. As of December 31, 2014 and 2013, the unamortized portion of the license fee payment was reflected as follows: $150 and $300 are included in other receivables and $0 and $150 are included in long-term assets, respectively.

In addition, Candela's agreement with the Regents called for a minimum annual royalty obligation of $750. Candela's royalty obligation was 3% up to a certain level ("Net Sale Rate") of net sales and 2% above the Net Sale Rate.

Royalty expenses and license fees amounted to $2,508, $2,473 and $2,683 for the years ended December 31, 2014, 2013 and 2012, respectively. The royalty and the amortization of the annual license fee payment are recorded as part of cost of revenues.

b.         Leases:

The Company leases several facilities and automobiles under non-cancelable lease agreements. The facility leases can be adjusted for increases in maintenance and insurance costs above specified levels. In addition, certain facility leases contain escalation provisions based on certain inflationary indices. These operating leases expire in various years through fiscal year 2018. These leases may be renewed for periods ranging from one to five years.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements as of December 31, 2014, are as follows:

Year ended December 31,

2015	4,636
2016	3,842
2017	1,261
Thereafter	540
10,279

Rent expenses amounted to $3,433, $3,611 and $3,195 for the years ended December 31, 2014, 2013 and 2012, respectively.

c.         Legal claims:

1.       An action against Syneron, Inc. was commenced in New York state court on October 25, 2010 by a plaintiff related to alleged injury received while undergoing a procedure performed in January 2009 with a Triniti E-Max machine. Plaintiff alleged negligent misrepresentation, negligence, and product liability with respect to Syneron, Inc. and the "Triniti E-Max-Laser/facial laser treatment" and sought $2,000 in damages. In March 2014, the parties agreed to settle the matter in a the total amount of $430, of which $154 was paid in full by the Company's insurer and certain medical provider co-defendants paid the remainder.

2.       On August 15, 2010, a former sales representative sued the Company in Israel for breach of employment agreement with the Company and demanded $1,500 (NIS 5,700). The Company filed its statement of defense rejecting the plaintiff's allegations in their entirety. After an initial preliminary hearing, the plaintiff subsequently filed an amended complaint pursuant to the court's order demanding $1,300 (NIS 4,800). Following the second preliminary hearing, the plaintiff consented to limit the claim to $770 (NIS 3,000). Following a second evidentiary hearing and the filing of closing arguments by the plaintiff and the Company in June and October 2014, respectively, the court has yet to reach a verdict. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

3.        In November 2011, Estetitek S. de R.L. de C.V. (Estetitek), a Mexican distributor, filed a complaint with the arbitrator in Israel according to an arbitration clause in the distribution agreement entered into between the parties in 2006. Estetitek argues that Syneron breached the distribution agreement when it decided to cease selling products to Estetitek. Estetitek asks for compensation for the loss of profit caused to it by the failure to fulfill the distribution agreement in the amount of $1,700, and compensation for the damage to its reputation in the amount of $500. Affidavits were filed by the plaintiff and the Company in July and March 2014, respectively. An evidentiary hearing has yet to be scheduled. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

4.       On December 31, 2013, Syneron Medical Ltd. and its former subsidiary, Syneron Beauty Ltd. (which following a joint venture with Unilever Ventures is now a subsidiary of Iluminage Beauty), received a copy of a petition filed with the Central District Court in Israel to approve the filing of a class action suit against Syneron Medical Ltd. and Syneron Beauty Ltd. (the "Respondents"). The Petitioner claims that the Respondents violated article 2 of the Consumer Protection Act resulting from misleading advertising regarding the Syneron Beauty mē hair removal device. The Petitioner claims that she suffered monetary damages as a result of relying on misleading representations by Respondents. In addition, the Petitioner claims injury to bodily autonomy and integrity. The Petitioner claims to represent the class of consumers that purchased the mē hair removal device and is seeking damages for the group in the amount of $7,071 (NIS 27,500). The Company intends to vigorously defend itself in this matter. An evidentiary hearing was held in February 2015 and a second evidentiary hearing is scheduled for June 2015. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

5.      From time to time, the Company is party to various legal proceedings incidental to its business. The Company has accrued a total amount of $674 which it deems sufficient to cover probable losses from legal proceedings and threatened litigation. During the year ended December 31, 2014 the Company settled various legal claims and paid an amount of approximately $444.